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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2002

                             Illinois Power Company
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                         1-3004                37-0344645
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                              500 South 27th Street
                             Decatur, Illinois 62521
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (217) 424-6600

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

         99.1   Press release of Dynegy Inc. dated July 23, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

     On July 23, 2002, Dynegy Inc., the indirect wholly owning parent company of Illinois Power Company, issued a press release, a copy of which is attached hereto as exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ILLINOIS POWER COMPANY


                                        BY:   /s/ Kathryn L. Patton
                                              ----------------------------------
                                              Kathryn L. Patton
                                              Senior Vice President, General
                                               Counsel and Secretary

Dated: July 23, 2002